Subsequent Events	3 Months Ended
Mar. 31, 2014
Notes
Subsequent Events

NOTE 12. SUBSEQUENT EVENTS

During the period April 1, 2014 through May 15, 2014, the Company increased its loans from related parties by $75,887, from a total of $1,888,330 at March 31, 2014 to $1,964,217 at May 15, 2014. The increase represents a net increase in convertible notes payable of $54,833 resulting from an increase in compensation converted to notes payable; an increase in reimbursable expenses of $12,711; and an increase in accrued interest of $8,343.  The loans bear interest at the rates of 5 to 7 percent per annum, are unsecured, are payable within one (1) year of written demand or by November 15, 2015, and are convertible into the Company’s common stock at a price of $0.07 to $0.08 per share.